Exhibit 99.1

ESCROW AGREEMENT

     THIS AGREEMENT (the “Agreement”) is made the 12th day of April, 2004, by and among GenVec, Inc., a Delaware corporation (the “Company”), Bank of Texas, N.A., (the “Escrow Agent”) and Stonegate Securities, Inc., a Texas corporation (“Placement Agent”).

RECITALS

1.	The Company has engaged Placement Agent to serve as placement agent in connection with the offering (the “Offering”) of the shares of the Company’s Common Stock (the “Stock”) at $.001 par value per share to the certain purchasers (the “Purchasers”). The Offering is made pursuant to an effective Registration Statement on Form S-3 (which, together with all amendments or supplements thereto is referred to herein at the “Registration Statement”) filed by the Company with the Securities and Exchange Commission pursuant to the requirements of the Securities Act of 1933, as amended.

2.	The Escrow Agent has been advised that Placement Agent, which is a member of the National Association of Securities Dealers, Inc. proposes to offer the Stock, as agent of the Company, for sale to the Purchasers on a “best efforts” basis.

3.	The Stock of the Company is being offered by the Company to the Purchasers identified by the Placement Agent, pursuant to the terms of the Amended and Restated Placement Agency Agreement dated as of March 30, 2004, by and between the Company and the Placement Agent (the “Placement Agency Agreement”), and the Subscription Agreements executed by certain of the Purchasers.

4.	In compliance with Rule 240.15c2-4 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, Placement Agent proposes to establish an escrow account (the “Escrow Account”) with the Escrow Agent.

5.	The Escrow Agent is willing to establish the Escrow Account on the terms and subject to the conditions hereinafter set forth.

AGREEMENT

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereby agree as follows:

          1. Establishment of Escrow Account. On or prior to the date of the commencement of the Offering (the “Commencement Date”), the parties hereto shall establish, and by execution of this Agreement hereby agree to establish, the Escrow Account with the trust department of the Escrow Agent, which account shall be entitled “Bank of Texas, NA as Escrow Agent for GenVec, Inc.”

          2. Escrow Period. The escrow (the “Escrow Period”) shall begin on the Commencement Date and shall terminate upon the disbursement of such funds pursuant to the terms of this Agreement, unless the Escrow Agent is notified in writing by Placement Agent that they have terminated the Offering prior thereto.

          3. Deposits in the Escrow Account.

(a)	The gross proceeds from the sale of the Stock will be deposited in the Escrow Account by Purchasers with the Escrow Agent on the terms and conditions hereinafter set forth.

(b)	The purchase price for the Stock shall be payable to the Escrow Agent through checks made payable or endorsed to the Escrow Agent, or through wire transfers; provided, however, that during the last five days of the Offering, all checks remitted to the Escrow Agent shall be certified or cashier’s checks. All checks must be received by 12:00 noon, Dallas, Texas time, to be deposited on the same day. Such payments will be remitted directly to the Escrow Agent by Placement Agent (to the Trust Department of the Escrow Agent at the address set forth herein) by noon of the next business day after receipt of such checks by the Placement Agent. Upon request, Placement Agent will furnish the Escrow Agent with confirmation of a Purchaser’s name, address and amount of Stock purchased.

(c)	The aforesaid checks and wire transfers are to be collected by the Escrow Agent, but only if properly endorsed or otherwise in such form as shall permit the timely collection by the Escrow Agent, and the proceeds thereof, together with all cash delivered to the Escrow Agent hereunder, are to be held in escrow until disbursed in accordance with Section 4 below.

(d)	Upon receipt of the funds in the Escrow Account, the Escrow Agent shall acknowledge such receipt in writing to the Company and the Placement Agent and shall hold and disburse the same pursuant to the terms and conditions of this Agreement.

          4. Disbursements from the Escrow Account.

(a)	The Escrow Agent shall hold all funds in the Escrow Account, until given instruments in writing signed by Placement Agent and the Company as to the disposition of such funds. Upon closing of the Offering and acceptance by the Company of the subscriptions, Escrow Agent will remit to the Company the amount of funds received less applicable placement agency fees and expenses which proceeds shall be remitted to Placement Agent.

(b)	Notwithstanding the provisions set forth in paragraph (a) above, at any time prior to the expiration of the Escrow Period, Placement Agent by written request or the Company by written request (acknowledged in writing by the Placement Agent), may direct the Escrow Agent to refund to any prospective Purchaser all or any portion of the amount actually received by the Escrow Agent from such Purchaser (unless such funds have been previously released in accordance with paragraph

(a)	above), and the Escrow Agent shall, upon receipt of such written request, make such a refund; provided, however, that in no event shall the Escrow Agent be obligated to refund any amount to any prospective Purchaser unless and until such amount is, to the Escrow Agent’s satisfaction, available in cleared funds.

(c)	Upon the disbursement of the funds held in the Escrow Account pursuant to any of (a) or (b) above, the Escrow Agent will be under no further responsibility with respect to this Agreement. In this regard it expressly is agreed and understood that in no event shall the aggregate amount of payments made by the Escrow Agent exceed the amount of collected funds received by the Escrow Agent.

5. Rights, Duties and Responsibilities of Escrow Agent.

It is understood and agreed that the duties of the Escrow Agent are purely ministerial in nature. It is further agreed that:

(a)	The Escrow Agent is not a party to, and is not bound by, or charged with notice of, any agreement out of which this escrow may arise. The Escrow Agent shall not be bound by any modification, amendment or revision of this Agreement unless the same shall be in writing and signed by the parties hereto.

(b)	The Escrow Agent acts hereunder as a depository only, and is not responsible or liable in any manner whatever for the sufficiency, correctness, genuineness or validity of the subject matter of the escrow, or any part thereof. Further, the Escrow Agent shall not be responsible for determining (i) the accuracy of any notices or instructions delivered hereunder, or the form of execution thereof, or (ii) the identity or authority of any person executing or delivering this Agreement, any property delivered hereunder, or any instructions delivered in connection herewith.

(c)	In the event the Escrow Agent becomes involved in any claim, controversies or legal proceedings in connection with this escrow, the Company agrees to indemnify and save the Escrow Agent harmless from all loss, cost, damages, expenses, including attorneys’ fees suffered or incurred by the Escrow Agent as a result thereof. Payment of such costs, damages, expenses, or fees shall be paid by the Company within a reasonable period of time not to exceed 30 days after billing. In the event that payment is not received by the Escrow Agent within 30 days after billing, the Escrow Agent’s costs, damages, expenses and fees may be deducted from the amounts deposited in the Escrow Account. The obligations of the Company under this paragraph shall be performable at the office of the Escrow Agent in Dallas, Texas, and shall survive the termination of this Agreement for any reason whatsoever.

(d)	The Escrow Agent shall be protected in acting upon any written notice, request, waiver, consent, certificate, receipt, authorization, power of attorney or other paper or document which the Escrow Agent in good faith believes to be genuine and what it purports to be.

(e)	The Escrow Agent shall not be liable for anything which it may do or refrain from doing in connection herewith, except its own gross negligence or willful misconduct.

(f)	The Escrow Agent may, at its sole discretion, consult with legal counsel in the event of any dispute or question as to the construction of any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected in acting in accordance with the opinion and instructions of such counsel. The Company agrees to reimburse the Escrow Agent for all reasonable legal fees incurred by the Escrow Agent in connection with its serving as Escrow Agent hereunder.

(g)	In the event of any disagreement between any of the parties to this Agreement, or between them or any of them and any other person, resulting in adverse claims or demands being made in connection with the subject matter of the escrow, or in the event that the Escrow Agent, in good faith, is in doubt as to what action it should take hereunder, the Escrow Agent may, at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any event, the Escrow Agent shall not be or become liable in any way or to any person for its failure or refusal to act, and the Escrow Agent shall be entitled to continue so to refrain from acting until (i) the rights of all parties shall have been fully and finally adjudicated by a court of competent jurisdiction, or (ii) all differences shall have been settled and all doubt resolved by agreement among all of the interested persons, and the Escrow Agent shall have been notified thereof in writing signed by all such persons. The rights of the Escrow Agent under this paragraph are cumulative of all other rights which it may have by law or otherwise.

(h)	Notwithstanding any other provision of this Agreement, should any controversy arise between the undersigned with respect to this Agreement or with respect to the right to receive the property or funds held by the Escrow Agent under this Agreement, the Escrow Agent shall have the right to institute a bill of interpleader in a court of competent jurisdiction to determine the rights of the parties and to deposit such property or funds into the registry of the court.

(i)	Company will pay the Escrow Agent a set up fee of $2,000.00 for the normal services hereunder. In addition, Company will pay all reasonable legal fees, expenses, disbursements and advances incurred or made by the Escrow Agent in the performance of its services.

(j)	The Escrow Agent shall send a monthly statement of receipts and disbursements, and a list of assets comprising the Escrow Account and any investment of the escrowed funds to the Company and Placement Agent. The Company or Placement Agent may request an advice to be mailed at no additional cost, within five business days of any security transaction stating the date and time of execution along with the name of the brokerage firm executing the transaction and the commission, if any, to be paid. In lieu of such advice, the Company agrees by signing this Agreement, that the monthly transaction statements will suffice as to the form of content and time of notification for security transactions.

          6. Amendment; Resignation.

(a)	This Agreement and/or the terms of the Offering to the extent it affects this Agreement, may be altered or amended only with the written consent of Placement Agent, the Company and the Escrow Agent.

(b)	Should the Company attempt to change this Agreement and/or the terms of the Offering in a manner which, in the Escrow Agent’s sole opinion, is undesirable, the Escrow Agent may resign as escrow agent upon ten days’ written notice to Placement Agent and the Company; otherwise, it may resign as escrow agent at any time upon 30 days’ written notice to Placement Agent and the Company. In the case of the Escrow Agent’s resignation, its only duty shall be to hold and dispose of the Escrow Account in accordance with the original provisions of this Agreement until a successor escrow agent shall be appointed, and written notice of the name and address of such successor escrow agent shall be given to the Escrow Agent by Placement Agent, whereupon the Escrow Agent’s only duty shall be to pay over to the successor escrow agent the Escrow Account, less any portion thereof previously paid out in accordance with the Agreement.

          7. Investments. The Escrow Agent will invest the escrowed funds only as directed by the Company in writing. The Company acknowledges that any investment instructions received by the Escrow Agent after 10:00 AM, Dallas, Texas time, may not be effected until the next business day, and only to the extent of escrowed funds actually received and collected at such time. It is agreed that the Escrow Agent or one of its affiliate, may retain any such fees which either are received with respect to the assets of the Escrow Account so invested, and any conflict of interest which might arise from such investment is waived. Any interest, dividends or other income earned by the Escrow Account, net of any transaction costs associated with investment thereof or any expenses owed to Escrow Agent pursuant to the terms of this Agreement, shall be paid to the Company pursuant to Section 4(a).

          8. Governing Law and Assignment. This Agreement shall be construed in accordance with and governed by the laws of the State of Texas and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that any assignment or transfer by any party of its rights under this Agreement or with respect to the Escrow Account shall be void as to the Escrow Agent unless: a) written notice thereof shall be given to the Escrow Agent, and b) the Escrow Agent shall have consented in writing to such assignment or transfer.

          9. Notices. Any notice, authorization, request or demand required or permitted to be given hereunder shall be in writing. The Escrow Agent shall be deemed to have delivered and given any notice or other item required to be delivered under this Agreement upon the deposit thereof by the Escrow Agent in the U.S. mail by registered or certified mail, postage prepaid or sent by overnight delivery, local delivery, or by facsimile and addressed as follows:

Placement Agent:	Stonegate Securities, Inc.
Attn: Jesse Shelmire
5950 Sherry Lane, Suite 410
Dallas, Texas 75225
Telephone: 214-987-4121
Facsimile: 214-987-1981

Copies to:	Michael T. Larkin
Adams and Reese, LLP
4400 One Houston Center
Houston, Texas 77010
Facsimile: (713) 652-5152

Company:	GenVec, Inc.
65 West Watkins Mill Road
Gaithersburg, MD 20878
Facsimile: (240) 632-0732
Attention: Jeffrey W. Church

Copies to:	Richard Baltz
Arnold & Porter LLP
555 12th Street, NW
Washington, DC 20004-1202
Facsimile: (202) 942-5999

Any notice, instruction or other item to the Escrow Agent shall be deemed to have been given only when received by the Escrow Agent. Such notice may be given by any accepted means of communication including but not limited to in person, by telegram or by U.S. mail or sent by overnight delivery, local delivery service or by facsimile transmission at the following address:

Escrow Agent:	Bank of Texas, NA Attn: Mr. John E. Wyne
5956 Sherry Lane, Suite 1100
Dallas, Texas 75225
Telephone: 214-987-8833
Facsimile: 214-987-8890

A U.S. post office registered or certified mail receipt showing delivery as aforesaid, or delivery service receipt showing delivery as aforesaid shall be conclusive evidence of the date and fact of delivery. Any party hereto may change the address to which notices are to be delivered by giving to the other parties not less than ten days’ written notice thereof.

          10. Severability. If any provision of the Agreement or the application thereof to any person or circumstance shall be determined to be invalid or unenforceable, the remaining provisions of this Agreement or the application of such provision to persons or circumstances other than those to which it is held invalid or unenforceable shall not be affected thereby and shall be valid and enforceable to the fullest extent permitted by law.

          11. Execution in Counterparts. This Agreement may be executed in counterparts or by separate instruments, and all of such counterparts and instruments shall constitute one agreement, binding on all of the parties hereto.

          12. Pronouns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the context may require.

          13. Captions. All captions are for convenience only and shall not limit or define the text thereof.

          14. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreement and understandings (written or oral) of the parties in connection herewith.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day first above written.

BANK OF TEXAS, NA

By:	/s/ John E. Wyne

Printed Name:	John E. Wyne

Title:	Vice President

GENVEC, INC.

By:	/s/ Jeffrey W. Church

Printed Name:	Jeffrey W. Church

Title:	CFO, Treasurer and Corporate Secretary

STONEGATE SECURITIES, INC.

By:	/s/ Jesse Shelmire

Printed Name:	Jesse Shelmire

Title:	Partner

RECEIPT UPON TERMINATION OF ESCROW

     The undersigned hereby acknowledges receipt from the Escrow Agent under the foregoing Agreement, of the subject matter of the escrow as described in such Agreement. The undersigned acknowledges a faithful and proper performance by the Escrow Agent of its duties under said Agreement and in consideration of such delivery hereby releases and discharges said bank from all further responsibility or liability as escrow agent under said Agreement.

  Executed this ___ day of ____________, 20____.

[COMPANY]

By:

Printed Name:

Title: